UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 7, 2017


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54332                  98-0530295
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

 1031 Railroad St., Ste. 102B, Elko, NV                            89801
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (775) 410-5287

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     (i) On February 25, 2017, we were advised by KLJ & Associates LLP of their resignation as our company's independent registered public accounting firm.

     (ii) The reports of KLJ & Associates LLP on the Company's financial statements as of and for the fiscal years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

     (iii) During the fiscal years ended December 31, 2015 and 2014, and through February 25, 2017, there have been no disagreements with KLJ & Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction KLJ & Associates LLP would have caused them to make reference thereto in connection with any report issued by them on the financial statements for such years.

     (iv) The company has requested that KLJ & Associates LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by KLJ & Associates LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     (1) On March 2, 2017, the company engaged M&K CPAS, PLLC ("M&K") as its new independent registered public accounting firm. During the two most recent fiscal years and through March 2, 2017, the company had not consulted with M&K regarding any of the following:

          (i) The application of accounting principles to a specific transaction, either completed or proposed;

          (ii) The type of audit opinion that might be rendered on the company's financial statements, and none of the following was provided to the company: (a) a written report, or (b) oral advice that M&K. concluded was an important factor considered by the company in reaching a decision as to accounting, auditing or financial reporting issue; or

          (iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective February 7, 2017, current director Tom Lewis reassumed the positions of President, Chief Financial Officer, Secretary and Treasurer of Lithium Corporation as Mr. Brian Goss had stepped down. Brian will remain as both a director and consultant to our Company.

Our board of directors consists of Tom Lewis, James Brown and Brian Goss.

ITEM 7.01 REGULATION FD DISCLOSURE

On February 16, 2017 we issued a news release announcing that we had signed a LOI with Nevada Sunrise Gold Corp. ("NEV") with respect to our Salt Wells lithium in brine prospect located in Churchill County Nevada.

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Under the terms of the  agreement NEV (TSX-V - NEV, OTC - NVSGF) may earn a 100%
interest in the Property subject to a 2% Net Smelter Royalty (NSR) by making staged payments of cash and shares over the next two years. The terms are;

     *    $10,000 non-refundable deposit on signing the LOI
     * $15,000 & issue 400,000 common shares of NEV on the later of TSX-V approval or the signing of a formal definitive agreement
     *    $50,000 & 500,000 shares - 1st anniversary
     *    $75,000 & 600,000 shares - 2nd anniversary

NEV will pay all claim and other property related fees during the earn-in phase of the agreement, and will also retain the right to purchase one half (1%) of the NSR at any time up until the third anniversary of the signing of the formal agreement for $1,000,000. We conducted exploration on the Property that culminated in a multiple phase - shallow direct push drilling program in 2011. Results from that program were enigmatic, and with the then looming substantial increase of Federal claim fees, it was decided to put the Property in abeyance and concentrate elsewhere. The Company is looking forward to assisting NEV in developing this prospect in any way that we can, and look forward to a continuing association with them.

On March 2, 2017 we issued a news release announcing that we had signed a LOI with Bormal Resources Inc. (the "Optionor") with respect to three
Tantalum-Niobium properties located in British Columbia, Canada (the "Properties"). Lithium Corporation is to earn a 100% interest in the Properties by furnishing to the Optionor:

     1,000,000 common shares at signing of a formal agreement
     750,000 common shares on 1st anniversary of the formal agreement

In consideration of the above Lithium Corporation will earn a full 100% interest in the properties, subject to two separate 1% Net Smelter Royalties (NSR's) that may be purchased at anytime for $500,000 each.

The Michael property in the Trail Creek Mining Division was originally staked to cover one of the most compelling tantalum (Ta) in stream sediment anomalies as seen in the government RGS database in British Columbia. Bormal conducted a stream sediment sampling program in 2014, and determined that the tantalum-niobium in stream sediment anomaly here is bona fide, and in the order of 6 kilometers in length. In November of 2016 Lithium Corporation conducted a short soil geochemistry orientation program on the property as part of its due diligence, and determined that there are elevated levels of Niobium-Tantalum in soils here.

Also in the general area of the Michael property the Yeehaw property has been staked over a similar but lower amplitude Tantalum/REE in stream sediment anomaly. Both properties are situated in the Eocene Coryell Batholith, and it is thought that these anomalies may arise from either Carbonatite or Pegmatite type deposits.

The third property - Three Valley Gap, is in the Revelstoke Mining Division and is situated in a locale where several Nb-Ta enriched carbonatites have been noted to occur. A brief field program by Bormal in 2015 located one of these carbonatites, and concurrent soil sampling determined that the soils here are enriched with Nb-Ta over the known carbonatite, and indicated that there are other geochemical anomalies locally that may indicate that more carbonatites exist here and are shallowly buried.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1  Letter from KLJ & Associates LLP

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
-------------------------------------
Tom Lewis
President and Chief Executive Officer

Date: March 10, 2017

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